UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2009

Willis Group Holdings Limited
(Exact Name of Registrant as Specified in Its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-16503	98-0352587
(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited 51 Lime Street London EC3M 7DQ, England
(Address of Principal Executive Offices)

(44) (20) 3124-6000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 16, 2009, Willis Group Holdings Limited (“WGHL”) posted its WGHL Fact Book for the Quarter Ended September 30, 2009 to its website, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

WGHL Fact Book for the Quarter Ended September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIS GROUP HOLDINGS LIMITED

Date:	November 16, 2009.	By:	/s/ Adam G. Ciongoli
		Name:	Adam G. Ciongoli
		Title:	General Counsel

Exhibit Index

Exhibit No.	Description

99.1	WGHL Fact Book for the Quarter Ended September 30, 2009